--------------------------------------------------------------------------------
ASSET ALLOCATION
--------------------------------------------------------------------------------

Alliance Balanced Shares

Annual Report
July 31, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
September 23, 2002

Dear Shareholder:

This report provides the performance and market activity for Alliance Balanced Shares (the "Fund") for the annual reporting period ended July 31, 2002.

Investment Objective and Policies

This open-end fund seeks a high return through a combination of current income and capital appreciation. It invests principally in a diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. government and agency obligations, bonds and senior debt securities.

Investment Results

The following table provides performance data for the Fund and its benchmarks, the Standard and Poor's (S&P) 500 Stock Index, the Lehman Brothers (LB) Government/Credit Bond Index, the Salomon Brothers 1-Year Treasury Bond Index and a 60%/25%/15% composite benchmark of all three indices for the six- and 12-month periods ended July 31, 2002.

INVESTMENT RESULTS*
Periods Ended July 31, 2002

                                                         ----------------------
                                                              Total Returns
                                                         ----------------------
                                                         6 Months     12 Months
-------------------------------------------------------------------------------
Alliance Balanced Shares
      Class A                                              -9.48%       -12.91%
-------------------------------------------------------------------------------
      Class B                                              -9.81%       -13.53%
-------------------------------------------------------------------------------
      Class C                                              -9.84%       -13.55%
-------------------------------------------------------------------------------

                                                         ----------------------
                                                              Total Returns
                                                         ----------------------
                                                         6 Months     12 Months
-------------------------------------------------------------------------------
Lipper Balanced Funds Average                             -10.38%       -12.82%
--------------------------------------------------------------------------------
S&P 500 Stock Index                                       -18.73%       -23.62%
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Bond Index                3.75%         6.89%
--------------------------------------------------------------------------------
Salomon Brothers 1-Year Treasury Bond Index                 2.02%         4.64%
--------------------------------------------------------------------------------
Composite Benchmark: 60% S&P 500 Stock Index/25% Lehman
Brothers Government/Credit Bond Index/15% Salomon
Brothers 1-Year Treasury Bond Index                       -10.00%       -11.75%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of July 31, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Total return for Advisor Class shares will vary due to different expenses charged to this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                                                    ALLIANCE BALANCED SHARES o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      The unmanaged S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The unmanaged Lehman Brothers (LB) Government/Credit Bond Index is a broad measure of the performance of intermediate (one- to 10-year) government and corporate fixed-rate debt issues. The Salomon Brothers 1-Year Treasury Bond Index represents performance of U.S. Treasury bills with one-year maturities. The composite benchmark represents a blend of these three indices, as indicated in the preceding text. All comparative indices are unmanaged and reflect no fees or expenses. The Lipper Balanced Funds Average reflects the performance of 498 funds for the six-month period and 481 funds for the 12-month period ended July 31, 2002. These funds have generally similar investment objectives to Alliance Balanced Shares, although the investment policies of some funds included in the average may vary. An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any specific investment, including Alliance Balanced Shares.

      Additional investment results appear on pages 5-8.

Performance and Strategy

The Fund outperformed its benchmark, a blend of 60% Standard and Poor's (S&P) 500 Stock Index, 25% Lehman Brothers Government/Credit Bond Index and 15% Salomon Brothers 1-Year Treasury Bond Index, over the prior six-month period ended July 31, 2002 and slightly underperformed for the 12-month period. The Fund also outperformed its peer group, represented by the Lipper Balanced Fund Average for the six-month period and was in line with its peer group for the 12-month period.

Portfolio performance during the year was impacted by the significant volatility that has persisted since September 11, 2001. While stocks had begun to recover from their September 11 lows, a wave of corporate scandals led by Enron and WorldCom, mixed economic data, continued fears about additional terrorist activities and worsening violence in the Middle East combined to push markets back down. The broader market, as measured by the S&P 500 Stock Index, fell close to 24% during the 12-month period under review.

In the aggregate, the Fund's equity holdings slightly underperformed the market as poor stock selection in capital goods and utilities offset positive stock selection in health care, energy and consumer staples stocks. Performance was most impacted by two stocks in particular, Tyco International and Dynegy, both of which fell substantially as accounting/corporate governance issues came to light.

The Fund's fixed income portfolio contributed a positive 1.20% return for the 12-month period ended July 31, 2002. As expected, the U.S. economy rebounded strongly in the first quarter of 2002 before weakening in the second quarter. Weaker equity markets and market skepticism in corporate governance and disclosure eroded confidence and credit sensitive valuations in June and July. Consequently, June and July were two of the worst performing months for corporate bonds in over 10 years. Fortunately, and reflective of the


--------------------------------------------------------------------------------
2 o ALLIANCE BALANCED SHARES

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

benefit of balancing risks, U.S. Treasury yields declined (and prices rose) as investors sought safety.

The 10-year U.S. Treasury yield dropped from 5.06% as of July 31, 2001, to 4.58% as of July 31, 2002. Yields dropped even further in August and were at 4.00% in early September. We continue to expect superior returns from equities over the next six-to-12 months.

In July, we decided to reduce the Fund's allocation to fixed income by 5% of fund assets in order to increase investments in equities in anticipation of a stronger equity market following the continued weakness in the stock market. Within the 35% fixed income allocation, U.S. Treasuries and agencies continue to represent almost 60% of fixed income investments.

Market Outlook

Looking ahead, we have become slightly more aggressive within the equity portfolio and are focusing our attention on stock selection, as we do not see an opportunity to add value by betting value stocks versus growth or large-cap stocks versus small-cap. We have added to the Fund's holdings in more earnings variable companies and have taken profits in those equities with more stable earnings. We now see substantial value in the market and have been able to add to what have normally been considered growth positions at more value-oriented prices. Most notably, the health care sector has shown up attractively on our valuation screens, as has the technology sector.

We believe that the impact of the past year's corporate scandals will soon begin to dissipate and that the market's healing process will begin. Sworn statements as to the veracity of company financial statements, which the SEC required most public companies to begin filing on August 14, should aid in rebuilding confidence in reported results. Meanwhile, several high profile indictments should build faith in the system itself; those committing fraud will be punished.

On the fixed income side of the portfolio, corporate bond allocations remain moderate, reflecting cheap valuations in an uncertain economic environment. Alliance expects the U.S. economy to maintain its modest recovery pace into 2003. Although consensus forecasts call for one or two interest rate reductions by the U.S. Federal Reserve by year-end 2002, we believe that rates will be unchanged as favorable economic data is forthcoming. Under this scenario, the yield curve will flatten (short rates rising with stable-to-lower long rates) as the economy strengthens, prompting the Fed to raise rates early next year. Corporate earnings should improve by year-end, supporting equity and corporate bond values.

Sectors that we believe will likely benefit in this environment include energy, finance, and media/entertainment. Bonds issued by regulated utilities also represent value reflecting adequate cash flows, mitigating currently weak electricity volumes and prices. Pharmaceutical, insurance, and airline sectors maintain current underweight positions within corporate bond allocations.

On the economic front, we are cautiously optimistic that what is now a partly cloudy/partly sunny outlook will become clearer toward year-end and that corporate profits will begin to rebound. We look forward to capitalizing on all of the opportunities the market has afforded us.


--------------------------------------------------------------------------------
                                                    ALLIANCE BALANCED SHARES o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Thank you for your continued interest and investment in Alliance Balanced Shares. We look forward to reporting to you again in the upcoming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Paul C. Rissman

Paul C. Rissman
Senior Vice President

[PHOTO]     John D. Carifa

[PHOTO]     Paul C. Rissman

Paul C. Rissman, Portfolio Manager, has over 13 years of investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCE BALANCED SHARES

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE BALANCED SHARES
GROWTH OF A $10,000 INVESTMENT
7/31/92 TO 7/31/02

S&P 500 Stock Index:               $26,129
Composite:                         $23,929
Alliance Balanced Shares Class A:  $22,381
LB Gov't/Credit Bond Index:        $20,064
SB 1-Year Treasury Bond Index:     $16,974

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

              Alliance                                                SB 1-Yr
              Balanced                    S&P 500    LB Government/    Treas
               Shares                      Stock        Credit         Bond
                Fund       Composite       Index         Index         Index
-------------------------------------------------------------------------------
7/31/92        $ 9,572      $10,000       $10,000       $10,000       $10,000
7/31/93        $10,507      $10,858       $10,871       $11,103       $10,400
7/31/94        $10,496      $11,238       $11,431       $11,089       $10,704
7/31/95        $12,174      $13,390       $14,411       $12,212       $11,402
7/31/96        $12,811      $15,010       $16,797       $12,860       $12,039
7/31/97        $17,097      $20,257       $25,549       $14,247       $12,838
7/31/98        $19,660      $23,186       $30,482       $15,396       $13,571
7/31/99        $21,909      $26,313       $36,640       $15,755       $14,282
7/31/00        $23,273      $28,309       $39,925       $16,655       $15,017
7/31/01        $25,698      $27,117       $34,207       $18,772       $16,221
7/31/02        $22,381      $23,929       $26,129       $20,064       $16,974


This chart illustrates the total value of an assumed $10,000 investment in Alliance Balanced Shares Class A shares at net asset value (NAV) (from 7/31/92 to 7/31/02) as compared to the performance of an appropriate composite and indices. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Fund's composite benchmark is comprised of 60% S&P 500 Stock Index, 25% Lehman Brothers Government/Credit Bond Index and 15% Salomon Brothers 1-Year Treasury Index. The unmanaged S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The unmanaged Lehman Brothers Government/Credit Bond Index is a broad measure of the performance of intermediate (one- to 10-year) government and corporate fixed-rate debt issues. The Salomon Brothers 1-Year Treasury Bond Index represents performance of U.S. Treasury bills with one-year maturities. The composite benchmark represents a blend of these three indices, as indicated in the preceding text. All comparative indices are unmanaged and reflect no fees or expenses.

When comparing Alliance Balanced Shares to the composite and indices shown above, you should note that no charges or expenses are reflected in the performance of the composite benchmark or the individual indices. An investor cannot invest directly in a composite or an index, and its results are not indicative of any specific investment, including Alliance Balanced Shares.


--------------------------------------------------------------------------------
                                                    ALLIANCE BALANCED SHARES o 5

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE BALANCED SHARES
HISTORY OF RETURNS
YEARLY PERIODS ENDED 7/31

                              [BAR CHART OMITTED]

             Alliance Balanced Shares--Yearly Periods Ended 7/31
--------------------------------------------------------------------------------
                          Alliance Balanced Shares         Composite Benchmark*
--------------------------------------------------------------------------------
       7/31/93                      9.76%                         8.58%
       7/31/94                     -0.10%                         3.50%
       7/31/95                     15.99%                        19.15%
       7/31/96                      5.23%                        12.09%
       7/31/97                     33.46%                        34.96%
       7/31/98                     14.99%                        14.46%
       7/31/99                     11.44%                        13.49%
       7/31/00                      6.22%                         7.58%
       7/31/01                     10.42%                        -4.22%
       7/31/02                    -12.91%                       -11.75%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, Class C and Advisor Class shares will vary from the results shown above due to different expenses charged to these classes. Returns for the Fund include the reinvestment of any distributions paid during each period.

* The composite benchmark is comprised of 60% Standard & Poor's (S&P) 500 Stock Index, 25% Lehman Brothers (LB) Government/Credit Bond Index and 15% Salomon Brothers 1-Year Treasury Bond Index. The unmanaged S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The unmanaged LB Government/Credit Bond Index is a broad measure of the performance of intermediate (one- to 10-year) government and corporate fixed-rate debt issues. The Salomon Brothers 1-Year Treasury Bond Index represents performance of U.S. Treasury bills with one-year maturities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Balanced Shares.


--------------------------------------------------------------------------------
6 o ALLIANCE BALANCED SHARES

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
July 31, 2002

INCEPTION DATES         PORTFOLIO STATISTICS

Class A Shares          Net Assets ($mil): $1,002.9
6/8/32                  Average Market Capitalization ($mil): $33,843
Class B Shares
2/4/91
Class C Shares
5/3/93

SECURITY BREAKDOWN

 64.2%  Common Stock
 17.7%  Treasury Securities
 13.5%  Corporate Bond                  [PIE CHART OMITTED]
  3.1%  FNMA
  0.4%  Sovereign Debt

  1.1%  Short-Term

All data as of July 31, 2002. The Fund's security breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                                    ALLIANCE BALANCED SHARES o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2002

Class A Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge        With Sales Charge
                        1 Year         -12.91%                   -16.61%
                       5 Years           5.54%                     4.62%
                      10 Years           8.87%                     8.39%

Class B Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge        With Sales Charge
                        1 Year         -13.53%                   -16.83%
                       5 Years           4.76%                     4.76%
                      10 Years           8.19%                     8.19%

Class C Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge        With Sales Charge
                        1 Year         -13.55%                   -14.37%
                       5 Years           4.76%                     4.76%
               Since Inception*          8.06%                     8.06%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (JUNE 30, 2002)

                                 Class A              Class B          Class C
--------------------------------------------------------------------------------
                        1 Year   -12.48%              -12.74%          -10.09%
                       5 Years     7.03%                7.14%            7.16%
                      10 Years     9.13%                8.93%            8.58%*

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

The Fund is a "balanced" fund and must invest at least 25% of its total assets in fixed-income securities. The value of fixed-income securities will change as the general level of interest rates fluctuates. The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Since Inception: 5/3/93, Class C.


--------------------------------------------------------------------------------
8 o ALLIANCE BALANCED SHARES

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
July 31, 2002

                                                                    Percent of
Company                                                    Value    Net Assets
--------------------------------------------------------------------------------
U.S. Treasury Notes                                 $127,018,916         12.7%
--------------------------------------------------------------------------------
U.S. Treasury Bonds                                   46,774,324          4.7
--------------------------------------------------------------------------------
Federal National Mortgage Association                 30,190,320          3.0
--------------------------------------------------------------------------------
Citigroup, Inc.                                       27,009,561          2.6
--------------------------------------------------------------------------------
American International Group, Inc.                    24,673,120          2.5
--------------------------------------------------------------------------------
Pfizer, Inc.                                          23,486,100          2.3
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                               22,164,480          2.2
--------------------------------------------------------------------------------
AT&T Corp.                                            22,154,574          2.2
--------------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                             21,759,568          2.2
--------------------------------------------------------------------------------
Philip Morris Companies, Inc.                         21,054,060          2.1
--------------------------------------------------------------------------------
                                                    $366,285,023         36.5%

MAJOR PORTFOLIO CHANGES
Six Months Ended July 31, 2002

                                               ---------------------------------
                                                    Shares* or Principal
                                               ---------------------------------
Purchases                                            Bought    Holdings 7/31/02
--------------------------------------------------------------------------------
Altera Corp.                                        968,000             968,000
--------------------------------------------------------------------------------
American International Group, Inc.                  217,000             386,000
--------------------------------------------------------------------------------
AT&T Corp.                                        1,232,400           2,019,000
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                             507,000             888,000
--------------------------------------------------------------------------------
Juniper Networks, Inc.                            1,795,000           1,795,000
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                           388,000             388,000
--------------------------------------------------------------------------------
Pfizer, Inc.                                        726,000             726,000
--------------------------------------------------------------------------------
U.S. Treasury Bond, 11.25%, 2/15/15             $ 9,000,000         $ 9,000,000
--------------------------------------------------------------------------------
U.S. Treasury Note, 3.625%, 1/15/08             $15,803,606         $15,804,000
--------------------------------------------------------------------------------
U.S. Treasury Note, 5.625%, 5/15/08             $21,000,000         $22,700,000
--------------------------------------------------------------------------------

Sales                                                  Sold    Holdings 7/31/02
--------------------------------------------------------------------------------
BP Plc (ADR)                                        274,100                  -0-
--------------------------------------------------------------------------------
Capital One Financial Corp.                         120,100                  -0-
--------------------------------------------------------------------------------
Federal National Mortgage Association,
   5.50%, 3/15/11                               $22,000,000                  -0-
--------------------------------------------------------------------------------
KeyCorp                                             378,500                  -0-
--------------------------------------------------------------------------------
Morgan Stanley & Co., Inc.,
   7.187%, 9/15/11                              $10,010,000                  -0-
--------------------------------------------------------------------------------
Noble Drilling Corp.                                215,700                  -0-
--------------------------------------------------------------------------------
Procter & Gamble Co.                                136,000                  -0-
--------------------------------------------------------------------------------
U.S. Treasury Bond, 5.375%, 2/15/31             $ 8,850,000         $   650,000
--------------------------------------------------------------------------------
U.S. Treasury Note, 3.50%, 11/15/06             $13,500,000                  -0-
--------------------------------------------------------------------------------
U.S. Treasury Note, 6.875%, 5/15/06             $15,825,000                  -0-
--------------------------------------------------------------------------------

*     Adjusted for a spin-off.


--------------------------------------------------------------------------------
                                                    ALLIANCE BALANCED SHARES o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
July 31, 2002

Company                                                    Shares          Value
--------------------------------------------------------------------------------

Common Stocks & Other Investments-63.1%

Finance-18.5%
Banking - Money Centers-6.9%
Bank of America Corp. ............................        303,925   $ 20,211,012
Citigroup, Inc. ..................................        805,294     27,009,561
J.P. Morgan Chase & Co. ..........................        888,000     22,164,480
                                                                    ------------
                                                                      69,385,053
                                                                    ------------
Banking - Regional-1.3%
Bank One Corp. ...................................        343,500     13,365,585
                                                                    ------------
Brokerage & Money Management-1.4%
Merrill Lynch & Co., Inc. ........................        388,000     13,832,200
                                                                    ------------
Insurance-3.3%
ACE, Ltd. ........................................        277,000      8,772,590
American International Group, Inc. ...............        386,000     24,673,120
                                                                    ------------
                                                                      33,445,710
                                                                    ------------
Mortgage Banking-3.4%
Fannie Mae .......................................        212,000     15,876,680
MGIC Investment Corp. ............................         50,000      3,150,000
PMI Group, Inc. ..................................         92,400      3,282,048
Washington Mutual, Inc. ..........................        298,300     11,159,403
                                                                    ------------
                                                                      33,468,131
                                                                    ------------
Miscellaneous-2.2%
Household International, Inc. ....................        274,000     11,691,580
MBNA Corp. .......................................        533,680     10,348,055
                                                                    ------------
                                                                      22,039,635
                                                                    ------------
                                                                     185,536,314
                                                                    ------------
Health Care-10.1%
Drugs-6.4%
Cardinal Health, Inc. ............................        146,500      8,438,400
Pfizer, Inc. .....................................        726,000     23,486,100
Schering-Plough Corp. ............................        650,000     16,575,000
Wyeth ............................................        400,000     15,960,000
                                                                    ------------
                                                                      64,459,500
                                                                    ------------
Medical Services-3.7%
HCA, Inc. ........................................        192,000      9,024,000
Tenet Healthcare Corp.(a) ........................        324,400     15,457,660
WellPoint Health Networks, Inc.(a) ...............        175,000     12,512,500
                                                                    ------------
                                                                      36,994,160
                                                                    ------------
                                                                     101,453,660
                                                                    ------------
Consumer Staples-7.1%
Beverages-2.2%
Anheuser-Busch Cos., Inc. ........................        420,800     21,759,568
                                                                    ------------


--------------------------------------------------------------------------------
10 o ALLIANCE BALANCED SHARES

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                    Shares          Value
--------------------------------------------------------------------------------

Cosmetics-1.5%
Avon Products, Inc. ..............................        336,800   $ 15,580,368
                                                                    ------------
Retail-Food & Drug-1.3%
Kroger Co.(a) ....................................        647,000     12,603,560
                                                                    ------------
Tobacco-2.1%
Philip Morris Companies, Inc. ....................        457,200     21,054,060
                                                                    ------------
                                                                      70,997,556
                                                                    ------------
Technology-6.7%
Communication Equipment-2.8%
Juniper Networks, Inc.(a) ........................      1,795,000     14,360,000
Lucent Technologies, Inc.(a) .....................      2,056,000      3,598,000
Lucent Technologies, Inc. pfd.(a)(b) .............          7,950      3,652,532
QUALCOMM, Inc.(a) ................................        225,000      6,183,000
                                                                    ------------
                                                                      27,793,532
                                                                    ------------
Computer Services-0.6%
First Data Corp. .................................        165,000      5,766,750
                                                                    ------------
Contract Manufacturing-0.7%
Sanmina Corp.(a) .................................        441,000      1,794,870
Solectron Corp.(a) ...............................      1,327,000      5,308,000
                                                                    ------------
                                                                       7,102,870
                                                                    ------------
Semi-Conductor Components-2.2%
Altera Corp.(a) ..................................        968,000     11,451,440
Micron Technology, Inc.(a) .......................        572,400     11,156,076
                                                                    ------------
                                                                      22,607,516
                                                                    ------------
Software-0.4%
VERITAS Software Corp.(a) ........................        222,000      3,736,260
                                                                    ------------
                                                                      67,006,928
                                                                    ------------
Energy-4.9%
Domestic Integrated-0.6%
Occidental Petroleum Corp. .......................         87,000      2,356,830
Phillips Petroleum Co. ...........................         67,300      3,482,775
                                                                    ------------
                                                                       5,839,605
                                                                    ------------
Domestic Producers-1.0%
Apache Corp. .....................................        128,270      6,605,905
Kerr-McGee Corp. .................................         80,300      3,755,631
                                                                    ------------
                                                                      10,361,536
                                                                    ------------
International-2.5%
ENI SpA (ADR) (Italy) ............................        177,200     13,313,036
Exxon Mobil Corp. ................................        308,000     11,322,080
                                                                    ------------
                                                                      24,635,116
                                                                    ------------
Oil Service-0.8%
Transocean, Inc. .................................        321,300      8,193,150
                                                                    ------------
                                                                      49,029,407
                                                                    ------------


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                    Shares          Value
--------------------------------------------------------------------------------

Utilities-4.7%
Electric & Gas Utility-1.5%
Ameren Corp. .....................................         32,600   $  1,424,620
Consolidated Edison, Inc. ........................         71,300      3,055,205
Constellation Energy Group .......................         50,900      1,418,583
DTE Energy Trust I pfd.(a) .......................         60,000      1,501,878
Entergy Corp. (New) ..............................         84,800      3,436,944
FirstEnergy Corp. ................................        127,300      3,914,475
                                                                    ------------
                                                                      14,751,705
                                                                    ------------
Telephone Utility-3.2%
AT&T Corp. .......................................      2,019,000     20,553,420
SBC Communications, Inc. .........................        290,100      8,024,166
Sprint Corp. .....................................        400,000      3,740,000
Viatel, Inc.(a)(c) ...............................          4,090              0
                                                                    ------------
                                                                      32,317,586
                                                                    ------------
                                                                      47,069,291
                                                                    ------------
Capital Goods-3.4%
Miscellaneous-3.4%
General Electric Co. .............................        442,600     14,251,720
United Technologies Corp. ........................        284,200     19,751,900
                                                                    ------------
                                                                      34,003,620
                                                                    ------------
Consumer Services-3.1%
Broadcasting & Cable-1.0%
AOL Time Warner, Inc.(a) .........................        228,000      2,622,000
United Pan Europe warrants, expiring 2/01/09(a) ..            971              0
United Pan Europe Cl.A pfd.(a)(c) ................              2          2,000
Viacom, Inc. Cl.B(a) .............................        187,000      7,279,910
                                                                    ------------
                                                                       9,903,910
                                                                    ------------
Cellular Communications-0.3%
Sprint Corp. (PCS Group)(a) ......................        651,000      2,669,100
                                                                    ------------
Entertainment & Leisure-1.3%
Carnival Corp. ...................................        514,000     13,621,000
                                                                    ------------
Printing & Publishing-0.0%
American Banknote Corp. warrants,
   expiring 12/01/02(a)(b) .......................          1,000             10
                                                                    ------------
Retail-General Merchandise-0.5%
Sears, Roebuck & Co. .............................        104,100      4,910,397
                                                                    ------------
                                                                      31,104,417
                                                                    ------------
Transportation-1.7%
Railroad-1.7%
Union Pacific Corp. ..............................        290,100     17,020,167
                                                                    ------------


--------------------------------------------------------------------------------
12 o ALLIANCE BALANCED SHARES

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                         Shares or
                                                         Principal
                                                            Amount
Company                                                      (000)         Value
--------------------------------------------------------------------------------

Basic Industry-1.4%
Chemicals-1.4%
E.I. du Pont de Nemours & Co. ....................        225,500   $  9,450,705
Lyondell Chemical Co. ............................        363,500      4,798,200
                                                                    ------------
                                                                      14,248,905
                                                                    ------------
Multi-Industry Companies-1.4%
Tyco International, Ltd. .........................      1,062,797     13,603,802
                                                                    ------------
Automotive-0.1%
Ford Motor Co. Capital Trust II pfd.(a) ..........         30,000      1,515,000
                                                                    ------------
Total Common Stocks & Other Investments
   (cost $701,937,640) ...........................                   632,589,067
                                                                    ------------
Debt Obligations-34.0%
U.S. Government & Agency Obligations-20.3%
Federal National Mortgage Association
   5.00%, 1/15/07 ................................   $     16,000     16,760,160
   6.625%, 10/15/07 ..............................         12,000     13,430,160
U.S. Treasury Bonds
   5.375%, 2/15/31 ...............................            650        656,500
   6.25%, 8/15/23 ................................          7,800      8,576,646
   6.25%, 5/15/30 ................................            100        111,343
   6.875%, 8/15/25 ...............................          8,475     10,026,264
   8.125%, 8/15/19 ...............................          8,815     11,584,761
   9.875%, 11/15/15 ..............................          1,000      1,471,910
   11.25%, 2/15/15 ...............................          9,000     14,346,900
U.S. Treasury Notes
   3.50%, 1/15/11 ................................         17,562     18,544,443
   3.625%, 1/15/08 ...............................         15,804     16,815,985
   4.625%, 5/15/06 ...............................          6,900      7,264,665
   4.875%, 2/15/12 ...............................         12,175     12,560,217
   5.00%, 2/15/11 ................................          8,475      8,864,596
   5.00%, 8/15/11 ................................          5,875      6,127,390
   5.625%, 5/15/08 ...............................         22,700     24,851,960
   5.75%, 8/15/10 ................................            200        219,804
   6.00%, 8/15/09 ................................          3,150      3,512,723
   6.125%, 8/15/07 ...............................         23,000     25,677,200
   7.50%, 2/15/05 ................................          2,300      2,579,933
                                                                    ------------
Total U.S. Government & Agency Obligations
   (cost $192,732,097) ...........................                   203,983,560
                                                                    ------------
Corporate Debt Obligations-13.7%
Aerospace - Defense-0.2%
Northrop Grumman Corp.
   7.125%, 2/15/11 ...............................          1,275      1,370,947
Raytheon Co.
   8.20%, 3/01/06 ................................            900      1,002,108
                                                                    ------------
                                                                       2,373,055
                                                                    ------------


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                        Principal
                                                           Amount
Company                                                     (000)          Value
--------------------------------------------------------------------------------

Automotive-0.1%
Federal Mogul Corp.
   7.875%, 7/01/10(d) ............................   $      1,125   $    230,625
Ford Motor Credit Co.
   7.875%, 6/15/10 ...............................            400        411,752
                                                                    ------------
                                                                         642,377
                                                                    ------------
Banking-2.2%
Bank One Corp.
   7.875%, 8/01/10 ...............................            800        916,201
Barclays Bank Plc
   8.55%, 9/29/49(b) .............................          1,000      1,134,049
BB&T Corp.
   6.50%, 8/01/11 ................................          1,000      1,070,533
Capital One Bank
   6.375%, 2/15/03 ...............................            800        755,277
Chase Manhattan Corp.
   7.00%, 11/15/09 ...............................          1,000      1,086,944
Citicorp
   6.375%, 11/15/08 ..............................            500        531,244
Comerica Bank
   8.375%, 7/15/24 ...............................          3,300      3,777,903
DBS Group Holdings, Ltd.
   7.125%, 5/15/11(b) ............................          1,500      1,623,198
First Massachusetts Bank
   7.625%, 6/15/11 ...............................            800        882,187
First Union Capital II
   7.95%, 11/15/29 ...............................          1,350      1,491,498
First Union Corp.
   7.80%, 8/18/10 ................................            850        981,109
HSBC Capital Funding LP
   10.176%, 12/31/49(b) ..........................          2,500      3,111,402
Sanwa Bank, Ltd.
   7.40%, 6/15/11 ................................          1,600      1,582,955
US Bancorp
   7.50%, 6/01/26 ................................          2,025      2,239,933
Zions Financial Corp.
   6.95%, 5/15/11 ................................            800        837,968
                                                                    ------------
                                                                      22,022,401
                                                                    ------------
Broadcasting/Media-0.3%
AT&T Corp. - Liberty Media Group
   8.25%, 2/01/30 ................................          1,250      1,058,713
Clear Channel Communications, Inc.
   7.875%, 6/15/05 ...............................            850        801,593
Liberty Media Group
   7.875%, 7/15/09 ...............................          1,350      1,300,656
                                                                    ------------
                                                                       3,160,962
                                                                    ------------


--------------------------------------------------------------------------------
14 o ALLIANCE BALANCED SHARES

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                        Principal
                                                           Amount
Company                                                     (000)          Value
--------------------------------------------------------------------------------

Building/Real Estate-0.2%
Beazer Homes USA, Inc.
   8.375%, 4/15/12(b) ............................   $        400   $    396,000
CRH America, Inc.
   6.95%, 3/15/12 ................................            750        801,692
Meritage Corp.
   9.75%, 6/01/11 ................................            400        408,000
                                                                    ------------
                                                                       1,605,692
                                                                    ------------
Cable-0.2%
Charter Communications Holdings
   10.00%, 4/01/09 ...............................            900        567,000
   10.00%, 5/15/11 ...............................            800        500,000
Cox Communications, Inc.
   7.75%, 11/01/10 ...............................            850        791,485
                                                                    ------------
                                                                       1,858,485
                                                                    ------------
Chemicals-0.1%
Airgas, Inc.
   9.125%, 10/01/11 ..............................            250        262,812
Praxair, Inc.
   6.375%, 4/01/12 ...............................            750        795,976
                                                                    ------------
                                                                       1,058,788
                                                                    ------------
Communications-1.7%
AT&T Canada, Inc.
   7.65%, 9/15/06 ................................          1,600        218,000
AT&T Corp.
   7.30%, 11/15/11(b) ............................            900        766,431
   8.00%, 11/15/31(b) ............................            750        616,723
British Telecommunications Plc
   8.375%, 12/15/10 ..............................          2,300      2,538,165
   8.625%, 12/15/30 ..............................          4,650      5,116,302
KPN NV
   8.375%, 10/01/30 ..............................          2,500      2,358,385
Paramount Communications, Inc.
   7.50%, 7/15/23 ................................          1,700      1,668,620
Philippine Long Distance Telephone Co.
   11.375%, 5/15/12(b) ...........................          1,000        900,000
Qwest Capital Funding, Inc.
   5.875%, 8/03/04 ...............................          1,675        745,375
   7.90%, 8/15/10 ................................            850        335,750
Sprint Capital Corp.
   6.875%, 11/15/28 ..............................          1,700      1,168,563
Telstra Corp., Ltd.
   6.375%, 4/01/12 ...............................          1,000      1,050,788
                                                                    ------------
                                                                      17,483,102
                                                                    ------------
Communications - Fixed-0.0%
Qwest Capital Funding, Inc.
   7.25%, 2/15/11 ................................            286        112,970
                                                                    ------------


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                        Principal
                                                           Amount
Company                                                     (000)          Value
--------------------------------------------------------------------------------

Communications - Mobile-0.6%
AT&T Wireless Services, Inc.
   7.875%, 3/01/11 ...............................   $      2,000   $  1,512,560
   8.125%, 5/01/12 ...............................          1,500      1,134,825
   8.75%, 3/01/31 ................................          2,000      1,392,100
Nextel Communications, Inc.
   9.375%, 11/15/09 ..............................            775        509,563
   10.65%, 9/15/07(e) ............................            750        516,562
TELUS Corp.
   7.50%, 6/01/07 ................................            800        496,000
Tritel PCS, Inc.
   10.375%, 1/15/11 ..............................            195        165,750
                                                                    ------------
                                                                       5,727,360
                                                                    ------------
Corporate-0.0%
Lucent Technologies, Inc.
   7.25%, 7/15/06 ................................            750        476,250
                                                                    ------------
Electric & Gas Utility-0.1%
First Energy Corp.
   7.375%, 11/15/31 ..............................          1,000        705,280
                                                                    ------------
Energy-0.6%
Apache Finance PTY, Ltd.
   6.50%, 12/15/07 ...............................          1,250      1,370,880
Conoco, Inc.
   5.90%, 4/15/04 ................................            850        890,264
Devon Energy Corp.
   7.95%, 4/15/32 ................................          1,000      1,086,620
Swift Energy Co.
   9.375%, 5/01/12 ...............................            150        142,500
Union Pacific Resources Group, Inc.
   7.30%, 4/15/09 ................................            850        944,889
Virginia Electric & Power Co.
   5.375%, 2/01/07 ...............................          1,500      1,558,332
XTO Energy, Inc.
   7.50%, 4/15/12 ................................            400        413,000
                                                                    ------------
                                                                       6,406,485
                                                                    ------------
Financial-1.7%
Cho Hung Bank Co., Ltd.
   11.875%, 4/01/10(b) ...........................            420        484,912
CIT Group, Inc.
   7.375%, 4/02/07 ...............................          2,000      2,046,192
   7.75%, 4/02/12 ................................          1,000        988,838
Ford Motor Credit Co.
   7.375%, 2/01/11 ...............................          1,600      1,590,515
General Electric Capital Corp.
   5.00%, 6/15/07 ................................          1,500      1,521,615
   5.875%, 2/15/12 ...............................          1,250      1,260,776


--------------------------------------------------------------------------------
16 o ALLIANCE BALANCED SHARES

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                        Principal
                                                           Amount
Company                                                     (000)          Value
--------------------------------------------------------------------------------

Goldman Sachs Group, Inc.
   6.60%, 1/15/12 ................................   $      1,000   $  1,042,429
   6.65%, 5/15/09 ................................            800        845,661
Household Finance Corp.
   5.75%, 1/30/07 ................................            800        775,908
   6.375%, 10/15/11 ..............................          1,100      1,010,939
   6.50%, 1/24/06 ................................            425        425,508
Lehman Brothers Holdings, Inc.
   7.875%, 8/15/10 ...............................            850        953,267
Markel Capital Trust I Series B
   8.71%, 1/01/46 ................................            800        672,362
Merrill Lynch & Co., Inc.
   6.00%, 2/17/09 ................................          1,000      1,039,549
Normandy Finance, Ltd.
   7.50%, 7/15/05(b) .............................          1,500      1,581,804
Sovereign Real Estate Investor Trust pfd
   12.00%, 8/29/49(b) ............................            500        556,250
                                                                    ------------
                                                                      16,796,525
                                                                    ------------
Food/Beverage-0.2%
Fosters Fin Corp.
   6.875%, 6/15/11(b) ............................            800        868,959
Kellogg Co. Series B
   6.60%, 4/01/11 ................................            700        754,148
                                                                    ------------
                                                                       1,623,107
                                                                    ------------
Healthcare-0.3%
Elan Finance Corp., Ltd.
   zero coupon, 12/14/18 .........................            800        198,000
Triad Hospitals, Inc. Series B
   8.75%, 5/01/09 ................................          1,000      1,035,000
WellPoint Health Networks
   6.375%, 1/15/12 ...............................          1,875      1,988,147
                                                                    ------------
                                                                       3,221,147
                                                                    ------------
Industrial-0.7%
Cendant Corp.
   6.875%, 8/15/06 ...............................          1,000        964,022
Continental Cablevision, Inc.
   9.00%, 9/01/08 ................................          1,700      1,531,051
Deere & Co.
   7.85%, 5/15/10 ................................            850        970,926
General Motors Corp.
   7.20%, 1/15/11 ................................            750        758,683
Spherion Corp.
   4.50%, 6/01/05 ................................          1,250      1,000,000
Tyco International Group SA
   6.375%, 6/15/05 ...............................          1,500      1,234,662
   6.375%, 2/15/06 ...............................            220        177,258
   6.375%, 10/15/11 ..............................            800        597,139
                                                                    ------------
                                                                       7,233,741
                                                                    ------------


--------------------------------------------------------------------------------
 ALLIANCE BALANCED SHARES o 17

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                        Principal
                                                           Amount
Company                                                     (000)          Value
--------------------------------------------------------------------------------

Insurance-0.4%
Frank Russell & Co.
   5.625%, 1/15/09(b) ............................   $      1,000   $  1,022,378
Korea Deposit Insurance Corp.
   2.50%, 10/11/05(b) ............................            500        525,000
SunAmerica, Inc.
   8.125%, 4/28/23 ...............................          2,000      2,248,042
                                                                    ------------
                                                                       3,795,420
                                                                    ------------
Municipal Obligation-0.2%
Dallas-Fort Worth Texas International
   7.07%, 11/01/24 ...............................          2,000      2,101,460
                                                                    ------------
Non-Air Transportation-0.5%
CNF, Inc.
   7.35%, 6/01/05 ................................          1,300      1,336,984
Overseas Shipholding Group, Inc.
   8.00%, 12/01/03 ...............................          1,495      1,546,839
Union Pacific Corp.
   6.625%, 2/01/29 ...............................          1,700      1,701,018
                                                                    ------------
                                                                       4,584,841
                                                                    ------------
Paper/Packaging-0.3%
Domtar, Inc.
   7.875%, 10/15/11 ..............................            750        834,434
MeadWestvaco Corp.
   6.85%, 4/01/12 ................................          1,000      1,060,380
Owens-Brockway Glass
   8.875%, 2/15/09(b) ............................            850        845,750
Weyerhaeuser Co.
   6.75%, 3/15/12(b) .............................            750        781,258
                                                                    ------------
                                                                       3,521,822
                                                                    ------------
Petroleum Products-0.2%
Canadian Natural Resources, Ltd.
   6.70%, 7/15/11 ................................            700        749,857
Petronas Capital, Ltd.
   7.00%, 5/22/12(b) .............................            850        883,452
                                                                    ------------
                                                                       1,633,309
                                                                    ------------
Public Utilities - Electric & Gas-0.9%
Aquila, Inc.
   11.875%, 7/01/12(b) ...........................          1,000        999,280
Dominion Resources Capital Trust III
   8.40%, 1/15/31 ................................            800        864,578
Dominion Resources, Inc.
   8.125%, 6/15/10 ...............................            850        941,970
DPL, Inc.
   8.25%, 3/01/07 ................................          1,000      1,107,442
Elwood Energy LLC
   8.159%, 7/05/26 ...............................            980        994,260


--------------------------------------------------------------------------------
18 o ALLIANCE BALANCED SHARES

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Principal
                                                        Amount
Company                                                  (000)             Value
--------------------------------------------------------------------------------

FPL Energy Virginia Funding Corp.
   7.52%, 6/30/19(b) .............................   $     638    $      666,561
Mission Energy Holding Co.
   13.50%, 7/15/08 ...............................         400           162,000
Nevada Power Co.
   8.25%, 6/01/11 ................................         800           732,836
Progress Energy, Inc.
   7.10%, 3/01/11 ................................       1,600         1,632,446
Yorkshire Power
   8.25%, 2/15/05(b) .............................         850           945,162
                                                                  --------------
                                                                       9,046,535
                                                                  --------------
Public Utilities - Telephone-0.9%
New Jersey Bell Telephone
   8.00%, 6/01/22 ................................       1,500         1,466,033
Qwest Capital Funding, Inc.
   7.75%, 8/15/06 ................................         255           105,825
Verizon Maryland, Inc.
   6.125%, 3/01/12 ...............................       4,500         4,174,200
Verizon New York, Inc.
   6.875%, 4/01/12 ...............................       2,900         2,799,167
                                                                  --------------
                                                                       8,545,225
                                                                  --------------
Retail-0.6%
J.C. Penney & Co., Inc.
   7.60%, 4/01/07 ................................         400           388,448
Kohl's Corp.
   7.25%, 6/01/29 ................................         850           937,853
Sears Roebuck Acceptance Corp.
   7.00%, 2/01/11 ................................       1,250         1,299,305
   7.00%, 6/01/32 ................................       3,250         3,139,903
Toys R Us, Inc.
   7.625%, 8/01/11 ...............................         750           727,780
                                                                  --------------
                                                                       6,493,289
                                                                  --------------
Service-0.1%
Allied Waste North America, Inc. Series B
   10.00%, 8/01/09 ...............................         850           769,250
                                                                  --------------
Sovereign-0.4%
Quebec Province of Canada
   7.50%, 9/15/29 ................................         850         1,009,812
Republic of South Africa
   7.375%, 4/25/12 ...............................       3,000         2,985,000
                                                                  --------------
                                                                       3,994,812
                                                                  --------------
Total Corporate Debt Obligations
   (cost $141,471,276) ...........................                   136,993,690
                                                                  --------------
Total Debt Obligations
   (cost $334,203,373) ...........................                   340,977,250
                                                                  --------------


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 19

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Principal
                                                        Amount
Company                                                  (000)             Value
--------------------------------------------------------------------------------

Short-Term Investment-1.1%
Time Deposit-1.1%
State Street Euro Dollar
   1.25%, 8/01/02
   (amortized cost $11,088,000) ..................   $  11,088    $   11,088,000
                                                                  --------------
Total Investments-98.2%
   (cost $1,047,229,013) .........................                   984,654,317
Other assets less liabilities-1.8% ...............                    18,203,552
                                                                  --------------
Net Assets-100% ..................................                $1,002,857,869
                                                                  ==============

(a)   Non-income producing security.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At July 31, 2002, the aggregate market value of these securities amounted to $22,361,111 representing 2.2% of net assets.

(c)   Restricted and Illiquid security, valued at fair value (see note A).

(d)   Security is in default and is non-income producing.

(e) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

      Glossary:

      ADR - American Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
20 o ALLIANCE BALANCED SHARES

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
July 31, 2002

Assets

Investments in securities, at value (cost $1,047,229,013)    $   984,654,317(a)
Cash .....................................................             1,700
Collateral held for securities loaned ....................       206,243,775
Receivable for investment securities sold ................        22,647,805
Dividends and interest receivable ........................         6,768,260
Receivable for capital stock sold ........................         5,766,111
                                                             ---------------
Total assets .............................................     1,226,081,968
                                                             ---------------
Liabilities
Payable for collateral received on securities loaned .....       206,243,775
Payable for investment securities purchased ..............        12,146,726
Payable for capital stock redeemed .......................         3,368,981
Distribution fee payable .................................           528,189
Advisory fee payable .....................................           421,133
Accrued expenses .........................................           515,295
                                                             ---------------
Total liabilities ........................................       223,224,099
                                                             ---------------
Net Assets ...............................................   $ 1,002,857,869
                                                             ===============
Composition of Net Assets
Capital stock, at par ....................................   $       773,658
Additional paid-in capital ...............................     1,116,941,955
Undistributed net investment income ......................           451,029
Accumulated net realized loss on investments and
   foreign currency transactions .........................       (52,726,244)
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities ...       (62,582,529)
                                                             ---------------
                                                             $ 1,002,857,869
                                                             ===============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($384,212,286 / 28,965,614 shares of capital stock
   issued and outstanding) ...............................            $13.26
Sales charge--4.25% of public offering price .............               .59
                                                                      ------
Maximum offering price ...................................            $13.85
                                                                      ======
Class B Shares
Net asset value and offering price per share
   ($385,867,503 / 30,436,867 shares of capital stock
   issued and outstanding) ...............................            $12.68
                                                                      ======
Class C Shares
Net asset value and offering price per share
   ($131,760,725 / 10,354,552 shares of capital stock
   issued and outstanding) ...............................            $12.72
                                                                      ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($101,017,355 / 7,608,763 shares of capital stock
   issued and outstanding) ...............................            $13.28
                                                                      ======

(a)   Includes securities on loan with a value of $197,997,418 (see Note F).

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 21

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended July 31, 2002


Investment Income

Interest ...................................   $    20,658,095
Dividends (net of foreign taxes
   withheld of $137,748) ...................         9,529,184    $  30,187,279
                                               ---------------
Expenses
Advisory fee ...............................         4,372,194
Distribution fee--Class A ..................           973,135
Distribution fee--Class B ..................         3,510,494
Distribution fee--Class C ..................         1,272,027
Transfer agency ............................         1,917,080
Printing ...................................           265,011
Custodian ..................................           238,177
Registration ...............................           192,787
Administrative .............................           140,173
Audit and legal ............................           100,018
Directors' fees ............................            19,009
Miscellaneous ..............................            21,689
                                               ---------------
Total expenses .............................                         13,021,794
                                                                  -------------
Net investment income ......................                         17,165,485
                                                                  -------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized loss on investment
   transactions ............................                        (44,211,734)
Net realized loss on foreign currency
   transactions ............................                            (46,812)
Net change in unrealized
   appreciation/depreciation of:
   Investments .............................                       (112,157,510)
   Foreign currency denominated assets
      and liabilities ......................                             20,280
                                                                  -------------
Net loss on investments and foreign
   currency transactions ...................                       (156,395,776)
                                                                  -------------
Net Decrease in Net Assets
   from Operations .........................                      $(139,230,291)
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
22 o ALLIANCE BALANCED SHARES

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                 Year Ended        Year Ended
                                                   July 31,          July 31,
                                                    2002               2001
                                               ===============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ......................   $    17,165,485    $  10,765,784
Net realized gain (loss) on investments
   and foreign currency transactions .......       (44,258,546)      17,610,439
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ......      (112,137,230)      19,132,609
                                               ---------------    -------------
Net increase (decrease) in net assets
   from operations .........................      (139,230,291)      47,508,832
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A .................................        (7,882,556)      (5,625,358)
   Class B .................................        (6,222,056)      (3,695,734)
   Class C .................................        (2,241,178)      (1,454,404)
   Advisor Class ...........................          (841,709)        (108,774)
Net realized gain on investments
   Class A .................................        (7,747,354)     (10,176,896)
   Class B .................................        (8,093,819)      (8,304,060)
   Class C .................................        (3,001,449)      (3,284,527)
   Advisor Class ...........................          (147,401)        (150,953)
Capital Stock Transactions
Net increase ...............................       503,215,928      224,798,513
                                               ---------------    -------------
Total increase .............................       327,808,115      239,506,639
Net Assets
Beginning of period ........................       675,049,754      435,543,115
                                               ---------------    -------------
End of period (including undistributed
   net investment income of $451,029
   and $881,075, respectively) .............   $ 1,002,857,869    $ 675,049,754
                                               ===============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
July 31, 2002

NOTE A

Significant Accounting Policies

Alliance Balanced Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. Fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
24 o ALLIANCE BALANCED SHARES

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, and foreign exchange currency contracts and currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of foreign currency denominated dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities, other than security investments, at year end exchange rates are reflected in net unrealized appreciation or depreciation of foreign currency de nominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency transactions and the different book tax treatment of accretion of market discount and premiums on fixed income securities, resulted in a net increase in undistributed net investment income and a corresponding increase in accumulated net realized loss on investment and foreign currency transactions. This reclassification had no effect on net assets.

7. Change in Accounting Principles

As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change has no impact on the assets of the Fund. Prior to August 1, 2001, the Fund did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $795,984 reduction in cost of investments and a $795,984 increase in net unrealized appreciation/depreciation, based on investments owned by the Fund on August 1, 2001. The effect of this change for the year ended July 31, 2002, was to decrease net investment income by $880,583, decrease net unrealized depreciation by $20,658 and increase net realized gain by $901,241. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect the change in accounting principle.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of ..625 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% of the excess over $400 million of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $140,173 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended July 31, 2002.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,308,512 for the year ended July 31, 2002.

For the year ended July 31, 2002, the Fund's expenses were reduced by $7,612 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that


--------------------------------------------------------------------------------
26 o ALLIANCE BALANCED SHARES

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

it has received front-end sales charges of $300,990 from the sales of Class A shares and $4,089, $916,840 and $43,844 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2002.

Brokerage commissions paid on investment transactions for the year ended July 31, 2002, amounted to $1,847,547, of which $160,825 was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

Accrued expenses includes $17,606 owed to a Director under the Director's deferred compensation plan.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $14,864,764 and $1,780,030, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $964,464,263 and $459,221,396, respectively, for the year ended July 31, 2002. There were purchases of $182,118,134 and sales of $188,426,338 of U.S. government and government agency obligations for the year ended July 31, 2002.

At July 31, 2002, the cost of investments for federal income tax purposes was $1,051,717,867. Gross unrealized appreciation of investments was $43,176,547 and gross unrealized depreciation of investments was $110,240,097 resulting in net unrealized depreciation on investments of $67,063,550, excluding foreign currency transactions.

In connection with the acquisition of Alliance Income Builder Fund, the Fund acquired a capital loss carryforward of $233,465. The Fund utilized $35,621 of that capital loss carryforward during the year ended July 31, 2002. At July 31, 2002 the Fund had no remaining capital loss carryforward.


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 27

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are re corded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Foreign currency contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

There were no forward exchange currency contracts outstanding at July 31, 2002.

2. Option Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are ac counted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is re corded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis


--------------------------------------------------------------------------------
28 o ALLIANCE BALANCED SHARES

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

For the year ended July 31, 2002, the Fund did not engage in any option transactions.

NOTE E

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended July 2002 and July 2001 were as follows:

                                                      2002               2001
                                                  ===========        ===========
Distributions paid from:
   Ordinary income .......................        $17,187,499        $14,325,732
   Long term capital gains ...............         18,990,023         18,474,974
                                                  -----------        -----------
Total distributions paid .................        $36,177,522        $32,800,706
                                                  ===========        ===========

As of July 31, 2002, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital losses(a) ............................        $ (49,012,714)
Undistributed ordinary income ............................            1,318,381
Unrealized appreciation/(depreciation)(b) ................          (67,063,550)
                                                                  -------------
Total accumulated earnings/(deficit) .....................        $(114,757,883)
                                                                  =============

(a) Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended July 31, 2002, the Balanced Shares Fund deferred to August 1, 2002, post October capital losses of $49,012,714.

(b) The difference between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributed primarily to the tax deferral of losses on wash sales and the difference between book tax amortization methods for premium and market discount.

NOTE F

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent invests the cash collateral in an eligible money market vehicle in accordance with the investment restrictions of the Fund. AG Ed wards & Sons, Inc. will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of July 31, 2002, the Fund had loaned securities with a value of $197,997,418 and received cash collateral of $206,243,775. For the year ended July 31, 2002, the Fund received fee income of $308,832 which is included in interest income in the accompanying statement of operations.


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 29

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE G

Capital Stock

There are 12,000,000,000 shares of $.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                      -----------------------------    ------------------------------
                                  Shares                       Amount
                      -----------------------------    ------------------------------
                        Year Ended       Year Ended       Year Ended       Year Ended
                          July 31,         July 31,         July 31,         July 31,
                              2002             2001             2002             2001
                      ---------------------------------------------------------------
Class A
Shares sold             16,353,130        6,112,816    $ 241,460,812    $  96,568,621
-------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions           937,954          906,817       13,680,072       13,807,406
-------------------------------------------------------------------------------------
Shares converted
   from Class B            637,162          164,576        9,585,523        2,644,740
-------------------------------------------------------------------------------------
Shares redeemed         (6,681,636)      (3,136,980)     (96,368,065)     (49,686,413)
-------------------------------------------------------------------------------------
Net increase            11,246,610        4,047,229    $ 168,358,342    $  63,334,354
=====================================================================================

Class B
Shares sold             18,945,274        9,445,461    $ 267,643,098    $ 143,120,583
-------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions           823,750          743,140       11,512,051       10,856,846
-------------------------------------------------------------------------------------
Shares converted
   to Class A             (677,768)        (175,146)      (9,585,523)      (2,644,740)
-------------------------------------------------------------------------------------
Shares redeemed         (6,757,334)      (2,276,229)     (92,094,196)     (34,539,616)
-------------------------------------------------------------------------------------
Net increase            12,333,922        7,737,226    $ 177,475,430    $ 116,793,073
=====================================================================================

Class C
Shares sold              5,536,890        3,558,176    $  78,742,675    $  54,197,275
-------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions           253,844          280,462        3,558,209        4,109,752
-------------------------------------------------------------------------------------
Shares redeemed         (2,569,148)      (1,050,664)     (35,470,136)     (16,036,093)
-------------------------------------------------------------------------------------
Net increase             3,221,586        2,787,974    $  46,830,748    $  42,270,934
=====================================================================================


--------------------------------------------------------------------------------
30 o ALLIANCE BALANCED SHARES

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                      -----------------------------    ------------------------------
                                  Shares                       Amount
                      -----------------------------    ------------------------------
                        Year Ended       Year Ended       Year Ended       Year Ended
                          July 31,         July 31,         July 31,         July 31,
                              2002             2001             2002             2001
                      ---------------------------------------------------------------
Advisor Class
Shares sold              8,821,041          305,428    $ 132,526,619    $   4,860,035
-------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions            61,830           16,315          876,232          248,721
-------------------------------------------------------------------------------------
Shares redeemed         (1,614,910)        (170,345)     (22,851,443)      (2,708,604)
-------------------------------------------------------------------------------------
Net increase             7,267,961          151,398    $ 110,551,408    $   2,400,152
=====================================================================================

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2002.


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 31

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                  ----------------------------------------------------------------
                                                              Class A
                                  ----------------------------------------------------------------
                                                         Year Ended July 31,
                                  ----------------------------------------------------------------
                                       2002(a)      2001         2000         1999            1998
                                  ----------------------------------------------------------------
Net asset value,
   beginning of period .........   $  15.96     $  15.53     $  15.63     $  15.97        $  16.17
                                  ----------------------------------------------------------------
Income From Investment
   Operations
Net investment income(b) .......        .35          .39          .40          .36             .33
Net realized and unrealized
   gain (loss) on investment
   transactions ................      (2.35)        1.16          .49         1.29            1.86
                                  ----------------------------------------------------------------
Net increase (decrease)
   in net asset value from
   operations ..................      (2.00)        1.55          .89         1.65            2.19
                                  ----------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........       (.34)        (.38)        (.35)        (.34)           (.32)
Distributions from net
   realized gains ..............       (.36)        (.74)        (.64)       (1.65)          (2.07)
                                  ----------------------------------------------------------------
Total dividends and
   distributions ...............       (.70)       (1.12)        (.99)       (1.99)          (2.39)
                                  ----------------------------------------------------------------
Net asset value,
   end of period ...............   $  13.26     $  15.96     $  15.53     $  15.63        $  15.97
                                  ================================================================
Total Return
Total investment return based
   on net asset value(c) .......     (12.91)%      10.42%        6.22%       11.44%          14.99%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............   $384,212     $282,874     $212,326     $189,953        $123,623
Ratio of expenses to average
   net assets ..................       1.10%        1.17%        1.12%        1.22%(d)        1.30%(d)
Ratio of net investment
   income to average
   net assets ..................       2.36%        2.46%        2.62%        2.31%           2.07%
Portfolio turnover rate ........         79%          63%          76%         105%            145%

See footnote summary on page 36

--------------------------------------------------------------------------------
32 o ALLIANCE BALANCED SHARES

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                  ----------------------------------------------------------------
                                                              Class B
                                  ----------------------------------------------------------------
                                                         Year Ended July 31,
                                  ----------------------------------------------------------------
                                       2002(a)      2001         2000         1999            1998
                                  ----------------------------------------------------------------
Net asset value,
   beginning of period .........   $  15.31     $  14.96     $  15.11     $  15.54        $  15.83
                                  ----------------------------------------------------------------
Income From Investment
   Operations
Net investment income(b) .......        .23          .26          .27          .23             .21
Net realized and unrealized
   gain (loss) on investment
   transactions ................      (2.25)        1.12          .48         1.25            1.81
                                  ----------------------------------------------------------------
Net increase (decrease)
   in net asset value from
   operations ..................      (2.02)        1.38          .75         1.48            2.02
                                  ----------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........       (.25)        (.29)        (.26)        (.26)           (.24)
Distributions from net
   realized gains ..............       (.36)        (.74)        (.64)       (1.65)          (2.07)
                                  ----------------------------------------------------------------
Total dividends and
   distributions ...............       (.61)       (1.03)        (.90)       (1.91)          (2.31)
                                  ----------------------------------------------------------------
Net asset value,
   end of period ...............   $  12.68     $  15.31     $  14.96     $  15.11        $  15.54
                                  ================================================================
Total Return
Total investment return based
   on net asset value(c) .......     (13.53)%       9.63%        5.46%       10.56%          14.13%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............   $385,868     $277,138     $155,060     $136,384        $ 47,728
Ratio of expenses to average
   net assets ..................       1.84%        1.93%        1.86%        1.97%(d)        2.06%(d)
Ratio of net investment
   income to average
   net assets ..................       1.61%        1.70%        1.88%        1.56%           1.34%
Portfolio turnover rate ........         79%          63%          76%         105%            145%

See footnote summary on page 36


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 33

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                  ----------------------------------------------------------------
                                                              Class C
                                  ----------------------------------------------------------------
                                                         Year Ended July 31,
                                  ----------------------------------------------------------------
                                       2002(a)      2001         2000         1999            1998
                                  ----------------------------------------------------------------
Net asset value,
   beginning of period .........   $  15.36     $  15.01     $  15.15     $  15.57        $  15.86
                                  ----------------------------------------------------------------
Income From Investment
   Operations
Net investment income(b) .......        .23          .26          .28          .24             .21
Net realized and unrealized
   gain (loss) on investment
   transactions ................      (2.26)        1.12          .48         1.25            1.81
                                  ----------------------------------------------------------------
Net increase (decrease)
   in net asset value from
   operations ..................      (2.03)        1.38          .76         1.49            2.02
                                  ----------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........       (.25)        (.29)        (.26)        (.26)           (.24)
Distributions from net
   realized gains ..............       (.36)        (.74)        (.64)       (1.65)          (2.07)
                                  ----------------------------------------------------------------
Total dividends and
   distributions ...............       (.61)       (1.03)        (.90)       (1.91)          (2.31)
                                  ----------------------------------------------------------------
Net asset value,
   end of period ...............   $  12.72     $  15.36     $  15.01     $  15.15        $  15.57
                                  ================================================================
Total Return
Total investment return based
   on net asset value(c) .......     (13.55)%       9.59%        5.52%       10.60%          14.09%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............   $131,761     $109,592     $ 65,214     $ 63,517        $ 10,855
Ratio of expenses to average
   net assets ..................       1.84%        1.93%        1.86%        1.96%(d)        2.05%(d)
Ratio of net investment
   income to average
   net assets ..................       1.61%        1.71%        1.88%        1.57%           1.36%
Portfolio turnover rate ........         79%          63%          76%         105%            145%

See footnote summary on page 36


--------------------------------------------------------------------------------
34 o ALLIANCE BALANCED SHARES

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                  ----------------------------------------------------------------
                                                           Advisor Class
                                  ----------------------------------------------------------------
                                                         Year Ended July 31,
                                  ----------------------------------------------------------------
                                       2002(a)      2001         2000         1999            1998
                                  ----------------------------------------------------------------
Net asset value,
   beginning of period .........   $  15.98     $  15.54     $  15.64     $  15.98        $  16.17
                                  ----------------------------------------------------------------
Income From Investment
   Operations
Net investment income(b) .......        .37          .44          .43          .39             .37
Net realized and unrealized
   gain (loss) on investment
   transactions ................      (2.34)        1.16          .50         1.29            1.87
                                  ----------------------------------------------------------------
Net increase (decrease)
   in net asset value from
   operations ..................      (1.97)        1.60          .93         1.68            2.24
                                  ----------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ...........       (.37)        (.42)        (.39)        (.37)           (.36)
Distributions from net
   realized gains ..............       (.36)        (.74)        (.64)       (1.65)          (2.07)
                                  ----------------------------------------------------------------
Total dividends and
   distributions ...............       (.73)       (1.16)       (1.03)       (2.02)          (2.43)
                                  ----------------------------------------------------------------
Net asset value,
   end of period ...............   $  13.28     $  15.98     $  15.54     $  15.64        $  15.98
                                  ================================================================
Total Return
Total investment return
   based on net
   asset value(c) ..............     (12.67)%      10.75%        6.48%       11.71%          15.32%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .............   $101,017     $  5,446     $  2,943     $  2,627        $  2,079
Ratio of expenses to average
   net assets ..................        .85%         .91%         .86%         .97%(d)        1.06%(d)
Ratio of net investment
   income to average
   net assets ..................       2.79%        2.75%        2.88%        2.56%           2.33%
Portfolio turnover rate ........         79%          63%          76%         105%            145%

See footnote summary on page 36.


--------------------------------------------------------------------------------
 ALLIANCE BALANCED SHARES o 35

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies and began amortizing premium on debt securities for financial statement purposes only. For the year ended July 31, 2002, the effect of this change to Class A, Class B and Class C was to decrease net investment income by $.01 and decrease Advisor Class by $.02 per share, increase net unrealized gains and losses by $.01 for Class A, Class B and Class C; and increase Advisor Class by $.02 per share. Consequently, the ratio of net investment income to average net assets was decreased from 2.46% to 2.36% for Class A, 1.71% to 1.61% for Class B, 1.71% to 1.61% for Class C and from 2.89% to 2.79% for Advisor Class on an annualized basis. Per share, ratios and supplemental data prior to August 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                       Year Ended July 31,
                                       -------------------
                                         1999      1998
                                       -------------------
       Class A                          1.21%     1.29%
       Class B                          1.96%     2.05%
       Class C                          1.94%     2.04%
       Advisor Class                     .96%     1.05%


--------------------------------------------------------------------------------
36 o ALLIANCE BALANCED SHARES

                                                           ---------------------
                                                           REPORT OF INDEPENDENT
                                                           ACCOUNTANTS
                                                           ---------------------

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Board of Directors and Shareholders of Alliance Balanced Shares, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Balanced Shares, Inc. (the "Fund") at July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
September 13, 2002

TAX INFORMATION (UNAUDITED)

In order to meet certain requirements of the Internal Revenue Code, we are advising you that the Fund paid $18,990,023 of long term capital gain distributions during the fiscal year ended July 31, 2002, subject to the maximum tax rate of 20%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2003.


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 37

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

equity

Another term for stock.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.


--------------------------------------------------------------------------------
38 o ALLIANCE BALANCED SHARES

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $412 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 37 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/02.


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 39

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge -- a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
40 o ALLIANCE BALANCED SHARES

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Paul C. Rissman, Senior Vice President
Andrew M. Aran, Vice President
Thomas J. Bardong, Vice President
Frank V. Caruso, Vice President
Susanne M. Lent, Vice President
Edmund P. Bergan, Jr., Secre tary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 41

----------------------
MANAGEMENT OF THE FUND
----------------------

MANAGEMENT OF THE FUND
(unaudited)

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                               PORTFOLIOS
                                                                                 IN FUND       OTHER
NAME, AGE OF DIRECTOR,                          PRINCIPAL                        COMPLEX    DIRECTORSHIPS
        ADDRESS                                OCCUPATION(S)                   OVERSEEN BY     HELD BY
  (YEARS OF SERVICE*)                       DURING PAST 5 YEARS                  DIRECTOR     DIRECTOR
--------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

John D. Carifa,**, 57               President, Chief Operating Officer and a       114          None
1345 Avenue of the                  Director of Alliance Capital Management
Americas                            Corporation ("ACMC"), with which he has
New York, NY 10105 (15)             been associated since prior to 1997.

DISINTERESTED DIRECTORS

Ruth Block, #+, 71                  Formerly an Executive Vice President and        93           None
P.O. Box 4623                       the Chief Insurance Officer of The
Stamford, CT 06903 (16)             Equitable Life Assurance Society of the
                                    United States; Chairman and Chief
                                    Executive Officer of Evlico. Formerly a
                                    Director of Avon, BP Amoco Corp.,
                                    Ecolab, Inc., Tandem Financial Group and
                                    Donaldson, Lufkin & Jenrette Securities
                                    Corporation.

David H. Dievler, #+, 72            Independent consultant. Until December          98           None
P.O. Box 167                        1994, Senior Vice President of ACMC
Spring Lake, NJ 07762 (15)          responsible for mutual fund administration.
                                    Prior to joining ACMC in 1984, Chief
                                    Financial Officer of Eberstadt Asset
                                    Management since 1968. Prior to that,
                                    Senior Manager at Price Waterhouse & Co.
                                    Member of American Institute of Certified
                                    Public Accountants since 1953.

John H. Dobkin, #+, 60              Consultant. Currently, President of             94           None
P.O. Box 12                         the Board of Save Venice, Inc.
Annandale, NY 12504 (10)            (preservation organization). Formerly a
                                    Senior Advisor from June 1999-June 2000
                                    and President from December 1989-May
                                    1999 of Historic Hudson Valley (historic
                                    preservation). Previously, Director of the
                                    National Academy of Design. During 1988-
                                    92, Director and Chairman of the Audit
                                    Committee of ACMC.

William H. Foulk, Jr., #+, 70       Investment Adviser and an independent          110           None
Suite 100                           consultant. Formerly Senior Manager of
2 Soundview Drive                   Barrett Associates, Inc., a registered
Greenwich, CT 06830 (10)            investment adviser, with which he had been
                                    associated since prior to 1997. Formerly
                                    Deputy Comptroller of the State of
                                    New York and, prior thereto, Chief
                                    Investment Officer of the New York Bank
                                    for Savings.


--------------------------------------------------------------------------------
42 o ALLIANCE BALANCED SHARES

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

                                                                               PORTFOLIOS
                                                                                 IN FUND       OTHER
NAME, AGE OF DIRECTOR,                          PRINCIPAL                        COMPLEX    DIRECTORSHIPS
        ADDRESS                                OCCUPATION(S)                   OVERSEEN BY     HELD BY
  (YEARS OF SERVICE*)                       DURING PAST 5 YEARS                  DIRECTOR     DIRECTOR
--------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel, #+, 63          Senior Counsel of the law firm of Cahill        93       Placer Dome,
St. Bernard's Road                  Gordon & Reindel since February, 2001                        Inc.
Gladstone, NJ 07934 (13)            and a partner of that firm for more than
                                    twenty-five years prior thereto. President
                                    and Chief Executive Officer of Wenonah
                                    Development Company (investments) and a
                                    Director of Placer Dome, Inc. (mining).

Donald J. Robinson, #+, 68          Senior Counsel of the law firm of Orrick,      107          None
98 Hell's Peak Road                 Herrington & Sutcliffe LLP since January
Weston, VT 05161 (16)               1997. Formerly a senior partner and a
                                    member of the Executive Committee of
                                    that firm. He was also a member and
                                    Chairman of the Municipal Securities
                                    Rulemaking Board and a Trustee of the
                                    Museum of the City of New York.

*     There is no stated term of office for the Trustees.

** Mr. Carifa is an "interested person", as defined in the 1940 Act, of the Fund due to his position as President and Chief Operating Officer of ACMC, the Fund's investment Adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 43

----------------------
MANAGEMENT OF THE FUND
----------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.

                                 Position(s)                 Principal Occupation
Name, Address* and Age          Held with Fund               During Past 5 Years**
------------------------------------------------------------------------------------------------
John D. Carifa, 57           Chairman & President      See biography above.

Kathleen A. Corbet, 42       Senior Vice President     Executive Vice President of ACMC, with
                                                       which she has been associated since prior
                                                       to 1997.

Paul C. Rissman, 45          Senior Vice President     Senior Vice President of ACMC, with
                                                       which he has been associated since prior
                                                       to 1997.

Andrew M. Aran, 45           Vice President            Senior Vice President of ACMC, with
                                                       which he has been associated since prior
                                                       to 1997.

Thomas J. Bardong, 57        Vice President            Senior Vice President of ACMC, with
                                                       which he has been associated since prior
                                                       to 1997.

Frank V. Caruso, 45          Vice President            Senior Vice President of Shields/ACMC,
                                                       with which he has been associated since
                                                       prior to 1997.

Susanne M. Lent, 32          Vice President            Senior Vice President of ACMC, with
                                                       which she has been associated since prior
                                                       to 1997.

Edmund P. Bergan, Jr., 52    Secretary                 Senior Vice President and the General
                                                       Counsel of Alliance Fund Distributors,
                                                       Inc. (AFD) and Alliance Global Investor
                                                       Services Inc. ("AGIS"), with which he has
                                                       been associated since prior to 1997.

Mark D. Gersten, 51          Treasurer and Chief       Senior Vice President of AGIS, with
                             Financial Officer         which he has been associated since prior
                                                       to 1997.

Vincent S. Noto, 36          Comptroller               Vice President of AGIS, with which he
                                                       has been associated since prior to 1997.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, AGIS and Shields/ACMC are affiliates of the Fund.

      The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
44 o ALLIANCE BALANCED SHARES

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 45

Alliance Balanced Shares
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

BALAR0702